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                                      fico

                                                                                                          MASTER &      SCHED
                                                    % OF     GROSS     GROSS       GROSS        GROSS     SUB SERV        REM
                         COUNT        BALANCE    BALANCE      RATE    MARGIN     LIFECAP    LIFEFLOOR         FEES       TERM
--------------------------------------------------------------------------------------------------------------------------------
              500            5      1,359,014       0.26     8.201     6.607      14.483        8.201        0.520        358
   501 -      510           80     11,816,950       2.22     8.734     6.997      15.316        8.719        0.520        357
   511 -      520           85     13,035,667       2.45     8.710     6.783      15.221        8.688        0.520        353
   521 -      530          100     14,247,001       2.68     8.839     7.196      15.244        8.806        0.520        352
   531 -      540          118     17,489,903       3.29     8.375     7.130      14.790        8.373        0.520        356
   541 -      550          130     20,815,150       3.92     8.051     6.864      14.616        8.123        0.520        355
   551 -      560          144     20,514,410       3.86     8.044     6.765      14.512        8.046        0.520        356
   561 -      570          130     20,485,423       3.85     7.704     6.599      13.993        7.634        0.520        353
   571 -      580          123     19,616,580       3.69     7.817     6.796      14.396        7.991        0.520        352
   581 -      590          147     24,359,333       4.58     7.679     6.523      14.126        7.636        0.520        347
   591 -      600          168     27,546,112       5.18     7.443     6.436      13.945        7.464        0.520        352
   601 -      610          183     30,882,561       5.81     7.453     6.532      13.909        7.470        0.520        352
   611 -      620          156     27,036,159       5.09     7.260     6.414      13.699        7.280        0.520        353
   621 -      630          216     41,445,039       7.80     6.915     6.115      13.651        6.990        0.520        352
   631 -      640          207     36,590,521       6.89     7.089     6.212      13.582        7.071        0.520        351
   641 -      650          182     30,877,410       5.81     7.189     6.162      13.789        7.245        0.520        350
   651 -      660          166     28,289,191       5.32     6.988     6.048      13.453        6.862        0.520        351
   661 -      670          145     26,690,351       5.02     6.813     6.077      13.420        6.790        0.520        350
   671 -      680          130     22,908,860       4.31     6.791     6.032      13.252        6.671        0.520        351
   681 -      690          103     20,551,966       3.87     6.651     5.903      13.121        6.567        0.520        353
   691 -      700           91     18,004,255       3.39     6.661     5.638      13.201        6.740        0.520        352
   701 -      710           61     13,366,891       2.52     6.574     6.061      13.339        6.621        0.520        351
   711 -      720           49      8,239,679       1.55     6.615     5.770      13.256        6.469        0.520        328
   721 -      730           31      7,311,110       1.38     6.626     5.976      12.875        6.547        0.520        347
   731 -      740           30      5,912,816       1.11     6.619     5.343      12.711        6.528        0.520        349
   741 -      750           30      7,276,110       1.37     6.790     5.906      13.318        6.677        0.520        349
   751 -      760           24      5,451,432       1.03     6.424     5.561      12.986        6.571        0.520        351
   761 -      770           19      4,305,093       0.81     5.890     5.540      12.566        5.830        0.520        354
   771 -      780           10      1,992,580       0.37     6.711     6.247      13.434        6.615        0.520        356
   781 -      790            6      1,138,164       0.21     6.606     6.594      13.587        6.887        0.520        344
   791 -      800            8      1,448,104       0.27     6.221     4.019      12.526        6.057        0.520        357
   801 -      810            3        400,613       0.08     6.111     5.990      14.250        7.250        0.520        357

                                                                    MONTH
                             REM     ORIG  INITIAL    PERIODIC    TO NEXT     PROVIDED      KNOWN
                           AMORT     TERM      CAP         CAP        ADJ          LTV      FICOS       AVG BALANCE       LTV>80W/MI
------------------------------------------------------------------------------------------------------------------------------------
              500            358      360    2.859       1.211         22        75.11        500           271,803             0.00
   501 -      510            357      360    2.239       1.234         21        74.86        505           147,712             0.00
   511 -      520            353      357    2.269       1.222         21        74.00        516           153,361             0.00
   521 -      530            354      356    2.362       1.205         22        76.04        526           142,470             0.00
   531 -      540            356      359    2.537       1.153         21        74.76        536           148,220             0.00
   541 -      550            355      359    2.450       1.185         22        76.59        546           160,117             0.00
   551 -      560            356      359    2.453       1.171         22        79.09        555           142,461             0.00
   561 -      570            353      356    2.537       1.143         22        78.49        566           157,580             0.00
   571 -      580            352      355    2.356       1.143         22        78.05        576           159,484             0.00
   581 -      590            349      351    2.455       1.186         22        80.54        586           165,710             0.00
   591 -      600            353      356    2.540       1.171         23        81.67        595           163,965             0.00
   601 -      610            354      355    2.489       1.112         22        83.73        605           168,757             0.00
   611 -      620            354      357    2.505       1.135         22        81.63        615           173,309             0.00
   621 -      630            354      356    2.324       1.198         22        81.94        626           191,875             1.10
   631 -      640            353      355    2.388       1.155         22        82.02        636           176,766             1.37
   641 -      650            352      354    2.515       1.143         21        83.47        645           169,656             3.86
   651 -      660            356      354    2.560       1.154         23        84.73        655           170,417             1.26
   661 -      670            353      354    2.429       1.147         24        83.99        665           184,071             0.39
   671 -      680            354      354    2.458       1.175         23        81.64        675           176,222             1.37
   681 -      690            354      357    2.524       1.135         23        82.65        686           199,534             2.75
   691 -      700            353      355    2.590       1.115         24        83.81        696           197,849             1.70
   701 -      710            353      355    2.465       1.206         22        80.46        705           219,129             2.03
   711 -      720            331      332    2.282       1.201         23        82.28        715           168,157             1.68
   721 -      730            348      351    2.772       1.068         21        82.62        726           235,842             5.65
   731 -      740            350      352    3.285       1.013         26        84.29        735           197,094             5.81
   741 -      750            350      352    2.572       1.135         23        82.68        745           242,537             0.00
   751 -      760            352      355    2.751       1.181         20        77.56        756           227,143             1.63
   761 -      770            356      357    2.461       1.438         27        79.68        765           226,584             0.00
   771 -      780            356      360    2.440       1.144         25        83.07        775           199,258             0.00
   781 -      790            357      347    1.725       1.425         27        73.47        785           189,694             0.00
   791 -      800            357      360    2.531       1.235         40        67.17        795           181,013             0.00
   801 -      810            357      360    2.000       1.500         21        64.02        806           133,538             0.00